UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 3, 2019 (May 1, 2019)

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

974 Centre Road
Wilmington, Delaware 19805
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$3.50 Series Preferred Stock	DDPrA	New York Stock Exchange
$4.50 Series Preferred Stock	DDPrB	New York Stock Exchange

Item 2.01.    Completion of Acquisition or Disposition of Assets.
Effective as of April 1, 2019, in connection with DowDuPont Inc.’s (“DowDuPont”) previously announced intended separation into three independent, publicly traded companies, one for each of its agriculture, materials science and specialty products businesses (the “Intended Business Separations”), DowDuPont entered into a Separation and Distribution Agreement (the “Separation Agreement”) with Dow Inc. (“Dow”) and Corteva Inc., a wholly owned subsidiary of DowDuPont (“Corteva”), that sets forth, among other things, the principal transactions necessary to effect the separations of Dow and Corteva.
On May 1, 2019, in connection with the Intended Business Separations and pursuant to the Separation Agreement, E. I. du Pont de Nemours and Company (“Historical DuPont”) and/or one or more of its subsidiaries completed a series of internal reorganization transactions resulting in the disposition of the legal entities previously owned by Historical DuPont or one of its subsidiaries and associated with DowDuPont’s specialty products business to DowDuPont (the “Historical DuPont SpecCo Disposition”).
On May 2, 2019, in connection with the Intended Business Separations and pursuant to the Separation Agreement, Historical DuPont acquired the legal entities associated with DowDuPont’s agriculture business that were not previously owned by Historical DuPont (i.e., the Dow AgroSciences business) (the “DAS Acquisition”).
Historical DuPont has attached as Exhibits 99.1 and 99.2 hereto the financial statements and pro forma financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X.
A description of the internal reorganization and related transactions undertaken in connection with the Intended Business Separations can be found in the section entitled “Internal Reorganization” in the information statement (the “Information Statement”) filed as Exhibit 99.1 to Amendment No. 3 to the Registration Statement on Form 10, filed by Corteva with the Securities and Exchange Commission on April 16, 2019 (File No. 001-38710), as such may be amended from time to time.

Item 9.01.    Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
Unaudited pro forma combined financial information giving effect to the Historical DuPont SpecCo Disposition and the DAS Acquisition (as well as the disposition by Historical DuPont of its ethylene and ethylene copolymers business, other than its ethylene acrylic elastomers business, to DowDuPont, in order to conform with the presentation of the unaudited pro forma combined financial information included in the Information Statement) is filed herewith as Exhibit 99.1. Additionally, the audited combined financial statements of the Dow AgroSciences business as of December 31, 2018 and 2017 and for the three years ended December 31, 2018, 2017 and 2016 are filed herewith as Exhibit 99.2.

(d) Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1	Unaudited pro forma combined financial information of E. I. du Pont de Nemours and Company.

99.2	The Audited Combined Financial Statements of The Dow Agricultural Sciences Business as of December 31, 2018 and 2017 for the three years ended December 2018, 2017 and 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 3, 2019	E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Gregory R. Friedman
Gregory R. Friedman
Vice President and Chief Financial Officer (As Duly Authorized Officer and Principal Financial Officer)

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